DREYFUS CASH MANAGEMENT
                     DREYFUS CASH MANAGEMENT PLUS, INC.
                     DREYFUS GOVERNMENT CASH MANAGEMENT
                   DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
                 DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                     DREYFUS TAX EXEMPT CASH MANAGEMENT
                      DREYFUS TREASURY CASH MANAGEMENT
                   DREYFUS TREASURY PRIME CASH MANAGEMENT
                               COMBINED PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                APRIL 1, 1997


                           AS REVISED JULY 9, 1997


    (FOR INSTITUTIONAL SHARES, ADMINISTRATIVE SHARES, INVESTOR SHARES AND
                             PARTICIPANT SHARES)



     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for each class of shares of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Treasury Cash Management, Dreyfus Treasury Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management and Dreyfus New York Municipal Cash Management (each, a "Fund" and collectively, the "Funds"), each dated April 1, 1997, as each may be revised from time to time. To obtain a copy of the Prospectus for a class of shares of a Fund, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, call the following numbers:

           Outside New York State -- Call Toll Free 1-800-346-3621
                  In New York State -- Call 1-718-895-1650

     Individuals or entities for whom institutions may purchase or redeem Fund shares may write to a Fund at the above address or call toll free 1-800-554-4611 to obtain a copy of a Fund Prospectus.

     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.

     Each Fund is a separate entity with a separate portfolio. The operations and investment results of one Fund are unrelated to those of each other Fund. This combined Statement of Additional Information has been provided for investors' convenience to provide investors the opportunity to consider several investment choices in one document.

                              TABLE OF CONTENTS

                                                            Page

Investment Objective and Management Policies                B-3
Management of the Funds                                     B-20
Management Agreements                                       B-25
How to Buy Shares                                           B-28
Service Plans                                               B-28
Shareholder Services Plans                                  B-31
How to Redeem Shares                                        B-32
Determination of Net Asset Value                            B-33
Shareholder Services                                        B-34
Dividends, Distributions and Taxes                          B-35
Portfolio Transactions                                      B-35
Yield Information                                           B-36
Information About the Funds                                 B-39
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors                          B-39
Appendix A                                                  B-41
Appendix B                                                  B-43
Appendix C                                                  B-47
Appendix D                                                  B-60
Financial Statements and Reports of Independent Auditors    B-65
                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections of each Prospectus entitled "Description of the Funds" and "Appendix."

Portfolio Securities

     U.S. Government Securities. (Dreyfus Cash Management, Dreyfus Cash Management Plus, and Dreyfus Government Cash Management) Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Bank Securities.  (Dreyfus Cash Management and Dreyfus Cash Management
Plus) Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     Each Fund may invest in time deposits and certificates of deposit ("CDs") issued by domestic banks having total assets in excess of $1 billion or by London branches of such domestic banks, and with respect to Dreyfus Cash Management Plus, Inc. only, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks. Each Fund also is authorized to purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the Federal Deposit Insurance Corporation ("FDIC"), provided the Fund purchases any such CD in a principal amount of no more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per such issuer.

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     CDs held by the Fund, other than those issued by banks with less than $1 billion in assets as described above, do not benefit materially, and time deposits do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

     Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches or foreign subsidiaries of domestic banks, or by foreign branches or domestic branches of foreign banks, the Manager carefully evaluates such investments on a case-by-case basis.

     Repurchase Agreements. (Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, and Dreyfus Treasury Cash Management) In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Each Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by such Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each of these Funds will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

     Municipal Obligations. (Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management (the "Tax Exempt Funds")) The average distribution of investments (at value) in Municipal Obligations by ratings as of January 31, 1997, computed on a monthly basis, were as follows:


                                                                         Percentage of Value
                                                            Dreyfus
                                                            Municipal
Fitch Investors   Moody's Investors   Standard & Poor's     Cash           Dreyfus             Dreyfus New York
Service, L.P.     Service, Inc.       Ratings Group         Management     Tax Exempt          Municipal
("Fitch")     or  ("Moody's")    or   ("S&P")               Plus           Cash Management     Cash Management

F-1+/F-1          VMIG 1/MIG 1,       SP-1+/SP-1,           96.7%          96.0%               95.3%
                  P-1                 A-1+/1-A
F-2               VMIG 2/MIG 2, P2    SP-2, A2              -               1.6%               -
AAA/AA            Aaa/Aa              AAA/AA                -               1.3%               -
Not Rated         Not Rated           Not Rated             3.3%            1.1%                4.7%*
                                                           100%            100%                100%


     The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

     * Included in the Not Rated category are securities comprising 3.3%, 1.1% and 4.7% of the market value of Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management, respectively, which, while not rated, have been determined by the Manager to be comparable quality to securities in the VMIG 1/MIG 1 or SP-1+/SP-1 rating categories.

     Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

     For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the management fee and the fees paid under each Fund's Service Plan with respect to Administrative Shares, Investor Shares and Participant Shares, will have the effect of reducing the yield to investors.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Each Tax Exempt Fund will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated by only one such organization) or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Fund providing that the seller or other responsible third party will either remarket or repurchase the municipal lease within a short period after demand by the Fund. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Accordingly, no Fund will invest more than 10% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

     Ratings of Municipal Obligations. (Tax Exempt Funds) If, subsequent to its purchase by a Tax Exempt Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

     To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, each Tax Exempt Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Funds' Combined Prospectuses and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

     Taxable Investments (Tax Exempt Funds) The taxable investments in which Tax Exempt Funds may invest include U.S. Government securities, commercial paper, certificates of deposit, time deposits, bankers acceptances and repurchase agreements. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. See also "U.S. Government Securities," "Bank Securities," and "Repurchase Agreements" above. The bank obligations which may be purchased by the Tax Exempt Funds include those issued by other foreign branches of domestic banks in addition to London branches.

     Illiquid Securities. (All Funds) Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by a Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, such Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, each Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

Management Policies

     Lending Portfolio Securities. (Dreyfus Cash Management Plus and Dreyfus Government Cash Management) In connection with its securities lending practices, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

     Reverse Repurchase Agreements. (Dreyfus Cash Management Plus) To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund, and pursuant to the 1940 Act, the Fund must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


     Forward Commitments. (Dreyfus Cash Management Plus and each Tax Exempt Funds) Each of these Funds may purchase its portfolio securities on a forward commitment or when-issued basis. Securities purchased in this manner are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.



Investment Considerations and Risks

     Investing in New York Municipal Obligations. (Dreyfus New York Municipal Cash Management) Each investor should consider carefully the special risks inherent in investing in New York Municipal Obligations by the Fund. These risks result from the financial condition of New York State and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal periods 1993 through 1996, the State recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. As of January 1997, New York State projected an operating surplus in the General Fund for fiscal 1996-97. There can be no assurance that New York will not face substantial potential budget gaps in future years. Investors should review "Appendix C" which more fully sets forth these and other risk factors.

Investment Restrictions

     Dreyfus Cash Management. Dreyfus Cash Management has adopted investment restrictions numbered 1 through 11 as fundamental policies which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 12 and 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Cash Management may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4.   Write or purchase put or call options or combinations thereof.

     5.   Underwrite the securities of other issuers.

     6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     7. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus.

     8. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

     9. Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

     10.  Invest in companies for the purpose of exercising control.

     11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     12. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                   * * * *

     Dreyfus Cash Management Plus, Inc. Dreyfus Cash Management Plus, Inc. has adopted the investment restrictions numbered 1 through 11 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 12 and 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Cash Management Plus, Inc. may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

     2. Borrow money, except (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) in connection with the entry into reverse repurchase agreements to the extent described in the Fund's Prospectus. While borrowings described in clause (i) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4.   Write or purchase put or call options or combinations thereof.

     5.   Underwrite the securities of other issuers.

     6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     7. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus and except that the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

     8. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

     9. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

     10.  Invest in companies for the purpose of exercising control.

     11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     12. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                   * * * *

     Dreyfus Government Cash Management. Dreyfus Government Cash Management has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. Dreyfus Government Cash Management may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.  Sell securities short or purchase securities on margin.

     4.  Write or purchase put or call options or combinations thereof.

     5.  Underwrite the securities of other issuers.

     6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     7. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus. However, the Fund may lend securities to brokers, dealers or other institutional investors, but only when the borrower deposits collateral consisting of cash or U.S. Treasury securities with the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities loaned. Such loans will not be made, if, as a result, the aggregate value of the securities loaned exceeds 20% of the value of the Fund's total assets.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9.  Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                   * * * *

     Dreyfus Treasury Cash Management. Dreyfus Treasury Cash Management has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Treasury Cash Management may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4.   Write or purchase put or call options or combinations thereof.

     5. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     6. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus.

     7. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government.

     8.   Invest in companies for the purpose of exercising control.

     9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                   * * * *

     Dreyfus Treasury Prime Cash Management.   Dreyfus Treasury Prime Cash
Management has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Treasury Prime Cash Management may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4.   Write or purchase put or call options or combinations thereof.

     5.   Underwrite the securities of other issuers.

     6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     7. Make loans to others except through the purchase of debt obligations referred to in the Prospectus.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued and guaranteed by the U.S. Government.

     9.   Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                   * * * *

     Dreyfus Municipal Cash Management Plus. Dreyfus Municipal Cash Management Plus has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 11 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Municipal Cash Management Plus may not:


     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.


     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

     4.   Sell securities short or purchase securities on margin.

     5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     7. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

     8. Invest more than 5% of its assets in the obligations of any issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     9. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     Notwithstanding investment restriction nos. 1, 3 and 6, the Fund reserves the right to enter into interest rate futures contracts and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.

     For purposes of investment restriction no. 9, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry".


                                   * * * *

     Dreyfus Tax Exempt Cash Management. Dreyfus Tax Exempt Cash Management has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Tax Exempt Cash Management may not:

     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     6. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

     7. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9. Purchase more than 10% of the voting securities of any issuer (this restriction applies only with respect to 75% of the Fund's assets) or invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     Notwithstanding investment restriction nos. 1, 5 and 11, the Fund reserves the right to enter into interest rate futures contracts, and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.

     For purposes of investment restriction no. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                   * * * *

     Dreyfus New York Municipal Cash Management. Dreyfus New York Municipal Cash Management has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus New York Municipal Cash Management may not:

     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

     4.   Sell securities short or purchase securities on margin.

     5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     7. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     Notwithstanding investment restriction nos. 1, 3 and 6, the Fund reserves the right to enter into interest rate futures contracts, and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.

     For purposes of investment restriction no.8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                   * * * *

     All Funds. If a percentage restriction is adhered to at the time of investment by a Fund, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that Fund's restriction.

     Each Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should a Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                           MANAGEMENT OF THE FUNDS

     Board members and officers of each Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Funds

JOSEPH S. DiMARTINO, Chairman of the Board.  Since January 1995, Chairman of
the
Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Noel Group, Inc., a venture capital company; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabric, Curtis Industries, Inc., a national distribution of security products, chemicals, and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer, of the Manager, and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Funds' distributor. From August 1994 to December 31, 1994, he was a director of
Mellon Bank Corporation.   He is 53 years old and his address is 200 Park
Avenue, 10th Floor, New York, New York 10166.

DAVID W. BURKE, Board Member. Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, since August
1995. From August 1994 through December 31, 1994, Mr. Burke was a consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice-President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 60 years old and his address is Box 654, Eastham, Massachusetts 02642.

ISABEL P. DUNST, Board Member. Partner in the law firm of Hogan & Hartson since 1990. From 1986 to 1990, she was Deputy General Counsel of the United States Department of Health and Human Services. Until May 1996, she was a Trustee of the Clients' Security Fund of the District of Columbia Bar and President of Temple Sinai. She is 50 years old and her address is c/o Hogan & Hartson, Columbia Square, 555 Thirteenth Street, N.W., Washington, D.C. 20004-1109.

LYLE E. GRAMLEY, Board Member. Consulting economist, since June 1992, and, from 1985 to May 1992, Senior Staff Vice President and Chief Economist, of Mortgage Bankers Association of America. Since February 1993, Mr. Gramley has served as a director of CWM Mortgage Holdings, Inc. and, since February 1996, as a director of NUWave Technologies, Inc. From 1980 to 1985, he was a member of the Board of Governors of the Federal Reserve System. He is 70 years old and his address is 12901 Three Sisters Road, Potomac, Maryland 20854.

WARREN B. RUDMAN, Board Member.  Since January 1993, Partner in the law firm
     Paul, Weiss, Rifkind, Wharton & Garrison.   Mr. Rudman also is a
     director of Prime Succession, Inc., Collins & Aikman Corporation, Chubb Corporation and the Raytheon Company and a trustee of Boston College. He also has served, since January 1994, as Vice Chairman of the President's Foreign Intelligence Advisory Board, and since 1986, as a member of the Senior Advisory Board of the Institute of Politics of the Kennedy School of Government at Harvard University. From January 1981 to January 1993, Mr. Rudman served as a United States Senator from the State of New Hampshire. From January 1993 to December 1994, Mr. Rudman served as Vice Chairman of the Federal Reserve Bank of Boston. He is 66 years old and his address is 1615 L Street, N.W., Suite 1300, Washington D.C. 20036.

     No shareholder meetings will be held for the purpose of electing Board members unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Board members are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     For so long as a Fund's plan described in the sections captioned "Service Plans" or "Shareholder Services Plans" remains in effect, the Board members of such Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     Board members of each Fund are entitled to receive an annual retainer and a per meeting fee and reimbursement for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amounts of compensation payable to each Board member by each Fund for the twelve month period ended January 31, 1997,* and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, are set forth below.


                                                                            Total Compensation
                                                  Aggregate                 from Funds and
Name of Board                                     Compensation from         Fund Complex paid
Member and Fund                                   Fund(*)(+)                to Board Member


Joseph S. DiMartino                                                         $507,075  (94)

 Dreyfus Cash Management                          $5,930(1)
 Dreyfus Cash Management Plus, Inc.               $5,930(1)
 Dreyfus Government Cash Management               $5,930(1)
 Dreyfus Treasury Cash Management                 $5,930(1)
 Dreyfus Treasury Prime Cash Management           $5,930(1)
 Dreyfus Municipal Cash Management Plus           $5,930(1)
 Dreyfus Tax Exempt Cash Management               $5,930(1)
 Dreyfus New York Municipal Cash Management       $3,645(1)



David W. Burke                                                              $232,699  (51)

 Dreyfus Cash Management                          $6,000
 Dreyfus Cash Management Plus, Inc.               $6,000
 Dreyfus Government Cash Management               $6,000
 Dreyfus Treasury Cash Management                 $6,000
 Dreyfus Treasury Prime Cash Management           $6,000
 Dreyfus Municipal Cash Management Plus           $6,000
 Dreyfus Tax Exempt Cash Management               $6,000
 Dreyfus New York Municipal Cash Management       $4,000



Isabel P. Dunst
                                                                            $42,000   (8)

 Dreyfus Cash Management                          $5,500
 Dreyfus Cash Management Plus, Inc.               $5,500
 Dreyfus Government Cash Management               $5,500
 Dreyfus Treasury Cash Management                 $5,500
 Dreyfus Treasury Prime Cash Management           $5,500
 Dreyfus Municipal Cash Management Plus           $5,500
 Dreyfus Tax Exempt Cash Management               $5,500
 Dreyfus New York Municipal Cash Management       $3,500

*    Dreyfus Cash Management Plus, Inc. has changed its fiscal year from September 30 to January 31.  Dreyfus Treasury Cash Management and
Dreyfus  New  York Municipal Cash Management each have  changed  their fiscal  year  end from July 31 to January 31.  Dreyfus Municipal  Cash
Management  Plus has changed its fiscal year end from December  31  to
January 31, and Dreyfus Treasury Prime Cash Management has changed its
fiscal  year  end  from the last day of February to January  31.   For
purposes  of  consistency and comparability, a 12-month  period  ended
January 31, 1997 has been used to present this information.




Lyle E. Gramley                                                             $46,000   (8)

 Dreyfus Cash Management                          $6,000
 Dreyfus Cash Management Plus, Inc.               $6,000
 Dreyfus Government Cash Management               $6,000
 Dreyfus Treasury Cash Management                 $6,000
 Dreyfus Treasury Prime Cash Management           $6,000
 Dreyfus Municipal Cash Management Plus           $6,000
 Dreyfus Tax Exempt Cash Management               $6,000
 Dreyfus New York Municipal Cash Management       $4,000



Warren B. Rudman                                                            $71,588   (18)

 Dreyfus Cash Management                          $5,500
 Dreyfus Cash Management Plus, Inc.               $5,500
 Dreyfus Government Cash Management               $5,500
 Dreyfus Treasury Cash Management                 $5,500
 Dreyfus Treasury Prime Cash Management           $5,500
 Dreyfus Municipal Cash Management Plus           $5,500
 Dreyfus Tax Exempt Cash Management               $5,500
 Dreyfus New York Municipal Cash Management       $3,500



___________________________
(*) Amount does not include reimbursed expenses for attending Board meetings, which amounted to $402.76 with respect to each Dreyfus Cash Management, Dreyfus Tax Exempt Cash Management and Dreyfus New York Municipal Cash Managemement, $402.74 with respect to each Dreyfus Government Cash Management and Dreyfus Treasury Cash Management, $399.15 with respect to Dreyfus Treasury Prime Cash Management, and $402.75 with respect to each Dreyfus Cash Management Plus and Dreyfus Municipal Cash Management Plus.

(+) The aggregate compensation payable to each Board member by each Fund was paid by the Manager. See "Management Agreements."

(1) Effective February 4, 1997, Mr. DiMartino was elected Chairman of the Board of the Fund. These figures reflect estimated amounts payable to Mr. DiMartino over calendar year 1997, prorated accordingly, assuming his attendance at all regular meetings of the Board during the year.

(2) Reflects amounts paid for the calendar year 1996 for all funds in the Dreyfus Family of Funds for which Mr. DiMartino serves as a Board member.

Officers of the Funds

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.

ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 27 years old.

MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.

RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director of Mutual Funds of The Boston Company, Inc. He is 40 years old.

MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.

MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed with GE Investments where he held various financial, business development and compliance positions. He is 35 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Treasurer and
     Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

     The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

     Each Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on March 20, 1997.

     Set forth in "Appendix D" to this Statement of Additional Information are the shareholders known by each Fund (as indicated) to own of record 5% or more of such Fund's Institutional Shares, Administrative Shares, Investor Shares and Participant Shares outstanding on March 20, 1997.

     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                            MANAGEMENT AGREEMENTS

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Management of the Funds."

     The Manager provides management services pursuant to separate Management Agreements (respectively, the "Agreement") dated August 24, 1994 with each Fund. As to each Fund, the Agreement is subject to annual approval by (i) such Fund's Board or (ii) vote of a majority (as defined in the 1940
Act) of such Fund's outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Agreement was approved by shareholders on August 5, 1994, and was last approved by each Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on May 22, 1996. As to each Fund, the Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-- Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, and Frank V. Cahouet, directors.

     The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The portfolio managers of Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management (collectively, the "Taxable Funds") are Robert P. Fort, Jr., Bernard Kiernan, Patricia A. Larkin, and Thomas Riordan. The portfolio managers of Tax Exempt Funds are Joseph P. Darcy, A. Paul Disdier, Douglas
J. Gaylor, Karen M. Hand, Stephen C. Kris, Richard J. Moynihan, Jill C. Shaffro, Samuel J. Weinstock, and Monica S. Weiboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

     The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     As compensation for the Manager's services under the Agreement, each Fund has agreed to pay the Manager a monthly management fee at the annual rate of .20 of 1% of the value of such Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. Set forth below are the total amounts paid by each Fund to the Manager for each Fund's last three fiscal years, and with respect to Dreyfus Cash Management Plus, Dreyfus Treasury Cash Management, Dreyfus Treasury Prime Cash Management, Dreyfus Municipal Cash Management and Dreyfus New York Municipal Cash Management(*), for the stated period ended January 31, 1997:

                                 Fiscal Year Ended January 31,
                               1997            1996        1995

Dreyfus Cash Management        $6,271,157     $5,179,993   $4,607,084

Dreyfus Government Cash
Management                     $10,873,643    $8,865,414   $6,672,265

Dreyfus Tax Exempt Cash
Management                     $2,873,913     $2,960,202   $2,972,503

           Four Month
           Period Ended        Fiscal Year Ended September 30,
           January 31, 1997    1996            1995        1994

     (*) The fiscal year end for each of Dreyfus Cash Management Plus, Dreyfus Treasury Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus Treasury Prime Cash Management, and Dreyfus Municipal Cash Management Plus has been changed to January 31.


Dreyfus Cash Management
Plus, Inc.          $4,417,546     $11,722,426  $8,013,464 $4,989,028*

* Reflects a reduction in the management fee of $389,653 in fiscal 1994, pursuant to an undertaking then in effect.

            Eleven Month
            Period Ended        Fiscal Year Ended February 28/29,
            January 31, 1997    1996           1995        1994

Dreyfus Treasury Prime
Cash Management     $6,363,231     $6,907,593   $7,620,458 $8,802,507*

* Reflects a reduction in the management fee of $ 893,875 in fiscal 1994, pursuant to an undertaking then in effect.

            Six Month
            Period Ended        Fiscal Year Ended July 31,
            January 31, 1997    1996           1995        1994
Dreyfus Treasury Cash
Management          $2,984,786     $5,232,465   $3,914,096  $4,599,547*

Dreyfus New York
Municipal Cash
Management            $150,092     $210,603     $217,769    $192,934*

* Reflects reductions in the management fees in fiscal 1994 of $204,581 with respect to Dreyfus Treasury Cash Management, and $192,934 with respect to Dreyfus New York Municipal Cash Management, pursuant to undertakings then in effect.

             One Month
             Period Ended        Fiscal Year Ended December 31,
             January 31, 1997    1996          1995        1994
Dreyfus Municipal Cash
Management Plus        $32,580     $459,763     $461,349    $617,875


     As to each Fund, unless the Manager gives the Fund's investors at least 90 days' notice to the contrary, the Manager, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) as to Administrative Shares, Investor Shares and Participant Shares, payments made pursuant to the Fund's Service Plan with respect to such class of shares at the annual rate set forth in such Service Plan. See "Service Plans."

     In addition, each Agreement provides that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated on a daily basis, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                              HOW TO BUY SHARES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


     Using Federal Funds. Dreyfus Transfer, Inc., each Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds, and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and an order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Fund's Custodian or, with respect to the Taxable Funds only, the Sub-Custodian.


                                SERVICE PLANS
                 (ADMINISTRATIVE SHARES, INVESTOR SHARES AND
                          PARTICIPANT SHARES ONLY)

     The following information supplements and should be read in conjunction with the section in each Prospectus for Administrative Shares, Investor Shares or Participant Shares, respectively, entitled "Service Plan."

     Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Each Fund's Board has adopted a separate plan (the "Service Plan") with respect to such Fund's Administrative Shares, Investor Shares and Participant Shares pursuant to which the Fund reimburses the Distributor for distributing such classes of shares and pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing and for providing certain services to shareholders of the respective class of shares. Under the Service Plan, as to each relevant class, the Distributor and Dreyfus may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services. Each Fund's Board believes that there is a reasonable likelihood that the Fund's Service Plan will benefit the Fund and the holders of such Fund's Administrative Shares, Investor Shares and Participant Shares.

     A quarterly report of the amounts expended under each Service Plan, and the purposes for which such expenditures were incurred, must be made to the respective Board for its review. In addition, each Service Plan provides that it may not be amended to increase materially the costs which holders of Administrative Shares, Investor Shares, or Participant Shares may bear pursuant to the Service Plan without the approval of the holders of such class of shares and that other material amendments of the Service Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Fund's Service Plan is subject to annual approval by such vote of its Board members cast in person at a meeting called for the purpose of voting on the Service Plan. Each Service Plan was last so approved by the Board members of each Fund at a meeting held on May 22, 1996. Each Service Plan may be terminated at any time as to a class of shares by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan or by vote of the holders of a majority of such class of shares.

     Set forth below are the total amounts paid by each Fund pursuant to its Service Plan to (i) the Distributor as reimbursement for distributing Administrative Shares, Investor Shares, and Participant Shares ("Distributor Payments") and (ii) Dreyfus for advertising and marketing and for providing services to holders of such classes of shares ("Dreyfus Payments"), for the Fund's most recent fiscal year-end and, with respect to Dreyfus Cash Management Plus, Dreyfus Treasury Cash Management, Dreyfus Treasury Prime Cash Management, Dreyfus Municipal Cash Management Plus, and Dreyfus New York Municipal Cash Management, for the stated period ended January 31, 1997, are as follows:




                                Total Amount
Name of Fund                    Paid Pursuant
and Share Class                 Service Plan          Distributor Payments     Dreyfus Payments

                                Fiscal Year Ended     Fiscal Year Ended        Fiscal Year Ended
                                January 31, 1997      January 31, 1997         January 31, 1997
Dreyfus Cash
Management
   Administrative Shares        $  -                  $  -                     $  -
   Investor Shares              $1,278,206            $421,371                 $856,835
   Participant Shares           $ -                   $ -                      $ -

Dreyfus Government
Cash Management
   Administrative Shares        $3,171                $  3,171                 $ -
   Investor Shares              $1,582,994            $906,882                 $676,112
   Participant Shares           $18                   $     18                 $    -
Dreyfus Tax Exempt
Cash Management
   Administrative Shares        $  -                  $  -                     $  -
   Investor Shares              $142,130              $127,402                 $14,728
   Participant Shares           $ -                   $ -                      $ -




                            Four Month  Fiscal         Four Month  Fiscal        Four Month   Fiscal
                            Period      Year           Period      Year          Period       Year
                            Ended       Ended          Ended       Ended         Ended        Ended
                            January 31, September 30,  January 31, September 30, January 31,  September 30,
                            1997        1996           1997        1996          1997         1996
Dreyfus Cash
Management Plus, Inc.
   Administrative Shares    $518        N/A            $    497    N/A           $    21      N/A
   Investor Shares          $629,784    $1,234,656     $605,808    $1,197,260    $23,976      $37,396
   Participant Shares       $189        N/A            $    183    N/A           $     6      N/A

                            Eleven                    Eleven                     Eleven
                            Month        Fiscal       Month        Fiscal        Month        Fiscal
                            Period       Year         Period       Year          Period       Year
                            Ended        Ended        Ended        Ended         Ended        Ended
                            January 31,  February 29, January 31,  February 29,  January 31,  February 29,
                            1997         1996         1997         1996          1997         1996
Dreyfus Treasury Prime
Cash Management
   Administrative Shares    $ -          N/A          $  -         N/A           $ -          N/A
   Investor Shares          $749,935     $537,771     $741,368     $534,909      $8,567       $2,862
   Participant Shares       $  -         N/A          $  -         N/A           $  -         N/A

                           Six Month    Fiscal    Six Month    Fiscal      Six Month     Fiscal
                           Period       Year      Period       Year        Period        Year
                           Ended        Ended     Ended        Ended       Ended         Ended
                           January 31,  July 31,  January 31,  July 31,    January 31,   July 31,
                           1997         1996      1997         1996        1997          1996
Dreyfus Treasury
Cash Management
   Administrative Shares   $ -          N/A       $  -         N/A         $ -           N/A
   Investor Shares         $397,338     $354,981  $198,145     $211,182    $199,243      $143,799
   Participant Shares      $  -         N/A       $ -          N/A         $  -          N/A

                           Six Month    Fiscal      Six Month    Fiscal       Six Month    Fiscal
                           Period       Year        Period       Year         Period       Year
                           Ended        Ended       Ended        Ended        Ended        Ended
                           January 31,  July 31,    January 31,  July 31,     January 31,  July 31,
                           1997         1996        1997         1996         1997         1996
Dreyfus New York
Municipal Cash
Management
   Administrative Shares   $ -          N/A         $  -          N/A         $ -          N/A
   Investor Shares         $17,645      $21,087     $17,645       $21,029     $ -          $58
   Participant Shares      $  -         N/A         $ -           N/A         $  -         N/A

                           One Month    Fiscal        One Month    Fiscal        One Month    Fiscal
                           Period       Year          Period       Year          Period       Period
                           Ended        Ended         Ended        Ended         Ended        Ended
                           January 31,  December 31,  January 31,  December 31,  January 31,  December 31,
                           1997         1996          1997         1996          1997         1996
Dreyfus Municipal
Cash Management Plus
   Administrative Shares   $ -          $N/A           $  -        $0             $  -        N/A
   Investor Shares         $9,822       $115,500       $9,822      $115,500       $  -        $  -
   Participant Shares      $  -         $N/A           $ -         $0             $  -        N/A


                         SHAREHOLDER SERVICES PLANS
                         (INSTITUTIONAL SHARES ONLY)

     The following information supplements and should be read in conjunction with the section in the Prospectus for Institutional Shares entitled "Shareholder Services Plan."

     Each Fund, as to its Institutional Shares only, has adopted a separate Shareholder Services Plan (the "Plan") pursuant to which the Fund has agreed to reimburse Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under each Plan and the purposes for which such expenditures were incurred, must be made to the respective Board for its review. In addition, each Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Board members of such Fund cast in person at a meeting called for the purpose of voting on the Plan. Each Plan was last so approved by the Board members at a meeting held on May 22, 1996. Each Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

     The total amounts payable by each Fund pursuant to its Plan with respect to Institutional Shares for its most recent fiscal year were borne by the Manager pursuant to an agreement in effect. See "Management Agreements."


                            HOW TO REDEEM SHARES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "How to Redeem Shares."

     Redemption by Wire or Telephone. By using this procedure, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Redemption proceeds will be transferred by Federal Reserve wire only to a bank that is a member of the Federal Reserve System.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                   Transfer Agent's
          Transmittal Code         Answer Back Sign

              144295               144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     Redemption Commitment. Each Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed with respect to any Fund (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's investors.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "How to Buy Shares."

     Amortized Cost Pricing. The valuation of each Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     Each Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Fund's Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets, to the extent a Fund is permitted to invest in such instruments, will be valued at fair value as determined in good faith by the Fund's Board. With respect to the Tax Exempt Funds, market quotations and market equivalents used in the Board's review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values these Funds' investments based on methods which include consideration of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

     The extent of any deviation between the Fund's net asset value per share based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Fund's Board will consider promptly what action, if any, will be initiated. In the event the Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     New York Stock Exchange and Transfer Agent Closings. The holidays (as observed) on which both the New York Stock Exchange and the Transfer Agent are closed currently are: New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The New York Stock Exchange is also closed on Good Friday.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of one class of a Fund may be exchanged for shares of the same class of another Fund or of Dreyfus Institutional Short Term Treasury Fund (which offers Institutional Shares and Investor Shares only). To request an exchange, exchange instructions must be given in writing or by telephone. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on exchange instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. Shares in certificate form are not eligible for telephone exchange.

     An investor who wishes to redeem shares of one class of shares and purchase shares of another class of shares of a fund identified above should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed on the cover page of this Statement of Additional Information, and should obtain a prospectus for the relevant share class which the investor wishes to purchase.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of one class of a Fund, shares of the same class of another Fund or of Dreyfus Institutional Short Term Treasury Fund (which offers Institutional Shares and Investor Shares only). This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value. Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if its account falls below the amount designated under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to Shares in certificate form are not eligible for this Privilege.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to investors.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Dividends, Distributions and Taxes."

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended.


                           PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by any Fund for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to, and sales price received from, market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by any Fund to date.

     Transactions are allocated to various dealers by the portfolio managers of a Fund in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of Fund shares.

     Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising each Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                              YIELD INFORMATION

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Yield Information."

     For the seven-day period ended January 31, 1997, the yield and effective yield for Institutional Shares, Administrative Shares, Investor Shares, and Participant Shares of each Fund were as follows:

Name of Fund and Share Class                 Yield           Effective Yield

Dreyfus Cash Management
     Institutional Shares                    5.30%               5.44%
     Administrative Shares                   5.20%               5.34%
     Investor Shares                         5.04%               5.17%
     Participant Shares                      4.90%               5.04%

Dreyfus Cash Management Plus, Inc.
     Institutional Shares                    5.34%               5.48%
     Administrative Shares                   5.24%               5.38%
     Investor Shares                         5.09%               5.22%
     Participant Shares                      4.94%               5.08%

Dreyfus Government Cash Management
     Institutional Shares                    5.29%               5.43%
     Administrative Shares                   5.19%               5.33%
     Investor Shares                         5.03%               5.16%
     Participant Shares                      4.89%               5.03%

Dreyfus Treasury Cash Management
     Institutional Shares                    5.13%               5.26%
     Administrative Shares                   5.03%               5.16%
     Investor Shares                         4.89%               5.01%
     Participant Shares                      4.73%               4.86%

Dreyfus Treasury Prime Cash Management
     Institutional Shares                    5.05%               5.18%
     Administrative Shares                   4.95%               5.08%
     Investor Shares                         4.81%               4.93%
     Participant Shares                      4.65%               4.78%

Dreyfus Municipal Cash Management Plus
     Institutional Shares                    3.43%               3.49%
     Administrative Shares                   3.33%               3.38%
     Investor Shares                         3.18%               3.23%
     Participant Shares                      3.03%               3.08%

Dreyfus Tax Exempt Cash Management
     Institutional Shares                    3.36%               3.42%
     Administrative Shares                   3.26%               3.31%
     Investor Shares                         3.11%               3.16%
     Participant Shares                      2.96%               3.00%

Dreyfus New York Municipal Cash Management
     Institutional Shares                    3.36%               3.42%
     Administrative Shares                   3.26%               3.31%
     Investor Shares                         3.11%               3.16%
     Participant Shares                      2.96%               3.00%

     Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result. Both yield figures take into account any applicable distribution and service fees. As a result, at any given time, the performance of Administrative Shares, Investor Shares and Participant Shares should be expected to be lower than that of Institutional Shares, the performance of Investor Shares and Participant Shares should be expected to be lower than that of Administrative Shares and the performance of Participant Shares should be expected to be lower than that of Investor Shares.

     As to the Tax Exempt Funds, tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. Based upon a 1997 Federal income tax rate of 39.60%, the tax equivalent yield for the 7-day period ended January 31, 1997 for Institutional Shares, Administrative Shares, Investor Shares and Participant Shares of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management was as follows:

Fund                                      Tax Equivalent Yield

Dreyfus Municipal Cash Management Plus
     Institutional Shares                         5.68%
     Administrative Shares                        5.51%
     Investor Shares                              5.26%
     Participant Shares                           5.02%

Dreyfus Tax Exempt Cash Management
     Institutional Shares                         5.56%
     Administrative Shares                        5.40%
     Investor Shares                              5.15%
     Participant Shares                           4.90%

     Based upon a combined 1997 Federal, New York State, and New York City personal income tax rate of 46.60%, the tax equivalent yield for the seven-day period ended January 31, 1997 for Dreyfus New York Municipal Cash Management was as follows:

Dreyfus New York Municipal Cash Management
Institutional Shares                              6.23%
     Administrative Shares                        6.05%
     Investor Shares                              5.77%
     Participant Shares                           5.49%

     The tax equivalent yields noted above for Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management represent the application of the highest Federal marginal personal income tax rate currently in effect. The taxes equivalent figures, however, do not include the potential effect of any state or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. The tax equivalent yields noted above for Dreyfus Municipal Cash Management Plus represent the application of the highest Federal, New York State, and New York City marginal personal income tax rates presently in effect. For Federal income tax purposes, a 39.6% rate has been used, and for New York State and New York City personal income tax purposes, the rates of 7.875% and 4.46%, respectively, have been used. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     From time to time, each Tax Exempt Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as representative of the Fund's past or future performance.

     Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which a Fund's price per share is determined.

     From time to time, advertising materials for a Fund may refer to or discuss then-current or past economic conditions, developments and/or events, or actual or proposed tax legislation. From time to time, advertising materials for a Fund may also refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for a Fund also may discuss the availability and benefits of using the Funds as commercial sweep account vehicles, and may discuss statistics, data, and industry trends in this regard.


                         INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.

     Each Fund sends annual and semi-annual financial statements to all its shareholders.

     In early 1974, the Manager commenced offering the first money market fund to be widely offered on a retail basis, Dreyfus Liquid Assets, Inc. Money market mutual funds have subsequently grown into nearly a trillion dollar industry.

     Each Fund is a member of the Dreyfus Family of Cash Management Funds, which are designed to meet the needs of an array of institutional investors. As of March 10, 1997, the total net assets of all of the funds composing the Dreyfus Family of Cash Management Funds amounted to approximately $27 billion.


         TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                          AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's transfer and dividend disbursing agent. Under a separate Transfer Agency Agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The fees payable to the Transfer Agent by each Fund are borne directly by the Manager pursuant to an agreement in effect. See "Management Agreements."

     The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's custodian.

     Wells Fargo Bank, N.A., 707 Wilshire Boulevard, Los Angeles, California 90017, serves as sub-custodian for the investments of the Taxable Funds.

     Dreyfus Transfer, Inc., The Bank of New York, and Wells Fargo Bank, N.A. have no part in determining the investment policies of a Fund or which portfolio securities are to be purchased or sold by a Fund.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of each Fund.
                                 APPENDIX A
                          (DREYFUS CASH MANAGEMENT
                                     AND
                     DREYFUS CASH MANAGEMENT PLUS, INC.)

     Descriptions of the highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("BankWatch").

Commercial Paper Ratings and Short-Term Ratings

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

     The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment.

     The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.

     In addition to ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through F. BankWatch examines all segments of the organization including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (qr) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which that bank is domiciled.

Bond Ratings and Long-Term Ratings

     Bonds rated AAA are considered by S&P to be the highest grade obligation and possess an extremely strong capacity to pay principal and interest.

     Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds.

     Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable and suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

     Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt.

     Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or the bank's shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.
                                 APPENDIX B
                              TAX EXEMPT FUNDS


     Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                     AAA

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the category.

Municipal Note Ratings

                                    SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Commercial Paper Ratings

     The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Municipal Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.


                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the rating symbol AA to indicate the relative position of a credit within the rating category.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


                                     F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                           APPENDIX C
          (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT)

   RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

     The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

     A national recession commenced in mid-1990. The downturn continued through the remainder of the 1990-91 fiscal year, and was followed by a period of weak economic growth during the remainder of the 1991 calendar year. For the calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. The recession was more severe in the State than in other parts of the nation, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. The State's economy expanded modestly during 1995. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth in 1995 was estimated to be about the same as 1994. Both personal income and wages were estimated to have recorded moderate gains in 1995. Employment growth is expected to slow significantly in 1996 as the pace of national economic growth slackens, entire industries experience consolidations, and governmental employment continues to shrink. Personal income is estimated to have increased by approximately 5.0% in 1996.

     The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the 1996-97 fiscal year.

     After adjustments for comparability between fiscal years, the adopted 1996-97 budget projects a year-over-year increase in General Fund disbursements of 0.2%. Adjusted State Funds (excluding Federal grants) disbursements are projected to increase by 1.6% from the prior fiscal year. All Governmental Funds projected disbursements increase by 4.1% over the prior fiscal year, after adjustments for comparability.

     The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected to be $1.3 billion, or 3.9% of total General Fund receipts.

     The State revised the cash-basis 1996-97 State Financial Plan on January 14, 1997, in conjunction with the release of the Executive Budget for the 1997-98 fiscal year. The 1996-97 General Fund Financial Plan continues to be balanced. The Division of the Budget projects that, prior to taking the actions described below, the General Fund Financial Plan would have shown an operating surplus of approximately $1.3 billion. These actions include implementing reduced personal income tax withholding to reflect the impact of tax reduction actions which took effect on January 1, 1997. The Financial Plan assumes the use of $250 million for this purpose. In addition, $943 million is projected to be used to pay tax refunds during the 1996-97 fiscal year or reserved to pay refunds during the 1997-98 fiscal year, which produces a benefit for the 1997-98 Financial Plan. Finally, $65 million is projected to be deposited into the Tax Stabilization Reserve Fund ("TSRF") (in addition to the required deposit of $15 million), increasing the cash balance in that fund to $317 million by the end of 1996-97.

     The projected surplus results primarily from growth in the underlying forecast for projected receipts. As compared to the enacted budget, revenues are expected to increase by more than $1 billion, while disbursements are expected to fall by $228 million. These changes from original Financial Plan projections reflect actual results through December 1996 as well as modified economic and social services caseload projections for the balance of the fiscal year. The General Funds closing balance is expected to be $358 million at the end of 1996-97.

     The 1997-98 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $32.88 billion, a decrease of $88 million from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $32.84 billion, a decrease of $56 million from spending totals projected for the current fiscal year.

     The State Financial Plan was based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.

     (1) The State, Agencies and Other Municipalities. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.

     In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.

GAAP-Basis Projected Results--1996-97 Fiscal Year. For the 1996-97 fiscal year, the General Fund GAAP Financial Plan is projected to show total revenues of $33.04 billion, total expenditures of $32.92 billion, and net other financing sources and uses of $771 million. The surplus of $886 million primarily reflects an increase in projected revenues.

GAAP-Basis Results--1995-96 Fiscal Year. The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million. There was an operating deficit of $409 million in the Special Revenue Funds. The State's Combined Balance Sheet as of March 31, 1996 showed an accumulated deficit in its combined Governmental Funds of $1.23 billion, reflecting liabilities of $14.59 billion and assets of $13.35 billion. This accumulated Governmental Funds deficit includes a $2.93 billion accumulated deficit in the General Fund and an accumulated deficit of $712 million in the Capital Projects Fund type as partially offset by accumulated surpluses of $468 million and $1.94 billion in the Special Revenue and Debt Service Fund types, respectively.

GAAP-Basis Results--1994-95 Fiscal Year. The State's Combined Balance Sheet as of March 31, 1995 showed an accumulated deficit in its combined Governmental Funds of $1.666 billion reflecting liabilities of $14.778 billion and assets of $13.112 billion. This accumulated Governmental Funds deficit includes a $3.308 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the special Revenue and Debt Service Fund types of $877 million and $1.753 billion, respectively, and a $988 million accumulated deficit in the Capital Projects Fund type.

     The State completed its 1994-95 fiscal year with a combined
Governmental Funds operating deficit of $1.791 billion, which included operating deficits in the General Fund of $1.426 billion, in the Capital Projects Funds of $366 million, and in the Debt Service Funds of $38 million. There was an operating surplus in the Special Revenue Funds of $39 million.

GAAP-Basis Results--1993-94 Fiscal Year. The State reported a General Fund operating surplus of $914 million for the 1993-94 fiscal year, as compared to an operating surplus of $2.065 billion for the prior fiscal year. The 1993-94 fiscal year surplus reflects several major factors, including the cash basis surplus recorded in 1993-94, the use of $671 million of the 1992-93 surplus to fund operating expenses in 1993-94, net proceeds of $575 million in bonds issued by the New York Local Government Assistance Corporation ("LGAC") and the accumulation of a $265 million balance in the Contingency Reserve Fund ("CRF"). Revenues increased $543 million (1.7%) over prior fiscal year revenues with the largest increase occurring in personal income taxes. Expenditures increased $1.659 billion (5.6%) over the prior fiscal year, with the largest increase occurring in State aid for social services programs.

     The Special Revenue Fund and Debt Service Fund ended 1993-94 with operating surpluses of $149 million and $23 million, respectively. The Capital Projects Fund ended with an operating deficit of $35 million.

GAAP-Basis Results--1992-93 Fiscal Year. The State completed its 1992-93 fiscal year with a GAAP-basis operating surplus of $2.065 billion in the General Fund and an accumulated deficit of $2.551 billion. The Combined Statement of Revenues, Expenditures and Changes in Fund Balances reported total revenues of $31.085 billion, total expenditures of $29.337 billion, and net other financing sources and uses of $317 million. The surplus primarily reflects the 1992-93 cash-basis surplus and the net proceeds of $881 million in bonds issued by LGAC.

     The Special Revenue, Debt Service and Capital Projects Fund types ended the 1992-93 fiscal year with GAAP-basis operating surpluses of $131 million, $381 million, and $57 million, respectively.

     State Financial Plan--Cash-Basis Results--General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

     In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47% of total Governmental Funds disbursements and 71% of total State Funds disbursements. The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. During its last four fiscal years, however, the State recorded balanced budgets on a cash basis, with positive fund balances as described below.

     The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

     The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

     General Fund receipts totaled $32.81 billion, a decrease of 1.1% from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2% from 1994-95 levels.

     The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

     General Fund receipts totaled $33.16 billion, an increase of 2.9% from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7% from the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

     The State ended its 1993-94 fiscal year with a General Fund cash surplus, primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. A deposit of $268 million was made to the CRF, with a withdrawal during the year of $3 million, and a deposit of $67 million was made to the TSRF. These three transactions resulted in the change in fund balance of $332 million. In addition, a deposit of $1.14 billion was made to the tax refund reserve account, of which $1.03 billion was available for budgetary purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The General Fund closing balance was $399 million, of which $265 million was on deposit in the CRF and $134 million in the TSRF. The CRF was initially funded with a transfer of $100 million attributable to a positive margin recorded in the 1992-93 fiscal year.

     General Fund receipts totaled $32.23 billion, an increase of 2.6% from 1992-93 levels. General Fund disbursements totaled $31.90 billion for the 1993-94 fiscal year, 3.5% higher than the previous fiscal year. Receipts were higher in part due to improved tax collections from renewed State economic growth, although the State continued to lag behind the national economic recovery. Disbursements were higher due in part to increased local assistance costs for school aid and social services, accelerated payment of certain Medicaid expenses, and the cost of an additional payroll for State employees.

Cash-Basis Results--Other Governmental Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

     The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Revenues in Special Revenue Funds in the State's 1995-96 fiscal year increased $1.45 billion over the prior fiscal year as a result of increases in federal grants and lottery revenues. Disbursements from Special Revenue Funds in the State's 1995-96 fiscal year increased $1.21 billion over the prior fiscal year as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts.

     The Capital Projects Funds are used to finance the acquisition and construction of major capital facilities and to aid local government units and Agencies in financing capital construction. Revenues in the Capital Projects Funds in the State's 1995-96 fiscal year increased $260 million primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund and by an increase in federal grant revenues. Expenditures increased $194 million because of increased expenditures for education and health and environmental projects.

     The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments. Revenues in the Debt Service Funds in the State's 1995-96 fiscal year increased $10 million because of increases in both dedicated taxes and mental hygiene patient fees. Expenditures increased $201 million.

     State Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1996-97 fiscal year. The State expects to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $101 million in COPs during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

     State Agencies. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).

     At September 30, 1995, there were 17 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Agencies was $73.45 billion as of September 30, 1995. As of March 31, 1995, aggregate Agency debt outstanding as State-supported debt was $27.9 billion and as State-related was $36.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.

     Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.

     The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed. From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year.

     UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements. UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.

     The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special
 .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1996-97 State fiscal year, total State assistance to the MTA is estimated at approximately $1.09 billion.

     In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.

     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the Federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

     There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1995-1999 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

     The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1996-97 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

     Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State, other than the City, was approximately $17.7 billion. A small portion (approximately $82.9 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer-range, potential problems of declining city population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

     Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part); (xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of
Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients;
(xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recelebrating nursing home Medicaid rates.

     (2) New York City. In the mid-1970s, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year. However, the City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.

     In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets. The State also established the Office of the State Deputy Comptroller ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.

     The City's independently audited operating results for each of its fiscal years from 1981 through 1995 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position.

     During the 1990 and 1991 fiscal years, as a result of a slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and was required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.

     According to a recent OSDC economic report, the City's economy was slow to recover from the recession and was expected to have experienced a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resource, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face futures projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.

     The City requires certain amounts of financing for seasonal and capital spending purposes. The City issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority issued about $1.8 billion in refunding bonds in the 1994 fiscal year.

     State Economic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

     During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.
                                 APPENDIX D

     Set forth below, as to each share class of each Fund, as applicable, are those shareholders of record known by each Fund to own 5% or more of a class of shares of the Fund.

Dreyfus Cash Management

     Institutional Shares: (1) Host Marriott Corporation, 10400 Fernwood Road, Dept. 902, Bethesda, MD 20817-1109 (7.78%); (2) Laba & Company,
     c/o La Salle National Bank, PO Box 1443, Chicago, IL 60690-1443 (5.94%); and (3) Norwest Bank Minnesota NA, (AMS) Attn: CASH Sweep Processing, 733 Marquette Ave., 4th Floor, Minneapolis, MN 55479-0052 (5.68%).

     Administrative Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).

     Investor Shares: (1) Mellon Bank, N.A., AIS PT In-Process Account, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (24.05%);
     (2) Dreyfus Trust Company TTEE, FDC Incentive Savings Plan, First Data Corp., One Cabot Road, #028-0031, Medford, MA 02155-5141 (19.82%); (3)
     Mellon Bank, N.A., AIS PL In-Process Account, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (16.28%); (4) Homfed Trust Company,
     Attn: Trust Operations, 625 Broadway, Suite 906, San Diego, CA 92101-5416 (11.22%); and (5) Mellon Bank, N.A., Capital Markets Customers, One Mellon Bank Center, Room 151-0440, Pittsburgh, PA 15258-0440 (6.80%).

     Participant Shares: (1) Robert A. Kaplan & Frimette Kaplan, JTWROS, 390 First Avenue, New York, NY 10010-4933 (85.11%); and (2) Nicole A. Kaplan & Frimette Kaplan, JTWROS, 390 First Avenue, ew York, NY 10010-4933 (14.20%).


Dreyfus Cash Management Plus, Inc.

     Institutional Shares: (1) BZW Barclays Global Investors NA, Attn: Cash Desk, 45 Fremont Street, San Francisco, CA 94105-2204 (6.09%); and (2) Mellon Bank, N.A., Capital Markets Customers, One Mellon Bank Center, Pittsburgh, PA 15258-0001 (7.23%).

     Administrative Shares: (1) Capital Network Services, 1 Bush Street, Floor 11, San Francisco, CA 94104-4425 (98.58%).

     Investor Shares: (1) Barnett Bank of Jacksonville NA, Attn: Investment Operations 572-1215, PO Box 45147, Jacksonville, FL 32232-5147 (34.33%); and (2) Capital Network Services, 1 Bush Street, Floor 11, San Francisco, CA 94104-4425 (27.35%).

     Participant Shares: (1) California United Bank, FBO Stuart Cohen, 1900 Avenue of the Stars, Suite 18, Los Angeles, CA 90067-4309 (Account #1) (29.33%); (2) California United Bank, Investment Services Division, 16030 Ventura Boulevard, Suite 650, Encino, CA 91436-2789 (Account #2) (27.07%); (3) Elliot Design, Inc., PSP 18201 South Sante Fe Avenue, Rancho Domingo, CA 90221 (21.53%); and (4) California United Bank FBO, John A & Christine Helliwell, c/o Glass & Roen, 16030 Ventura Boulevard, Suite 650, Encino, CA 91436-2789 (Account #3) (10.60%).

Dreyfus Government Cash Management

     Institutional Shares: (1) Lark & Company, Account #2, Attn: Trust Operations, PO Box 1471, Little Rock, AR 72203-1471 (6.89%); and (2) First Interstate Bank of Texas, Attn: Investment Operations Dept., PO Box 3326, Houston, TX 77253-3326 (6.69%).

     Administrative Shares: (1) American Red Cross Lead Gen Fund, 8111 Gatehouse Road, Falls Church, VA 22042-1203 (57.17%); (2) Capital Network Service, 1 Bush Street, Floor 11, San Francisco, CA 94104-4425 (34.06%); and (3) American Red Cross Benefit Account, 8111 Gatehouse Road, Falls Church, VA 22042-1203 (5.34%).

     Investor Shares: (1) Mellon Bank, N.A., AIS PL In-Process Account, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (19.59%);
     (2) Mellon Bank, N.A., AIS PT In-Process Account, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (16.26%); (3) Capital Network Service, Sub #H98-1111008, 1 Bush Street, Floor 11, San Francisco, CA 94104-4425 (8.06%); (4) Zweig Dimenna Partners LP, 900 Third Avenue, New York, NY 10022-4728 (7.46%); and (5) For Exclusive Benefit of Customers of FBS Investment Services Inc., 100 South Fifth Street, Suite 1300, Minneapolis, MN 55402-1210 (5.65%).

     Participant Shares: (1) Robert A. Kaplan & Frimette Kaplan, JTWROS, 390 First Avenue, New York, NY 10010-4933 (85.12%); and (2) Nichole A. Kaplan & Frimette Kaplan, JTWROS, 390 First Avenue, New York, NY 10010-4933 (14.20%).


Dreyfus Treasury Cash Management

     Institutional Shares: (1) Chase Manhattan Bank NA, GSS as Agent, Attn:
     Bond Collections Dept., 13th Floor, 770 Broadway, New York, NY 10003-9522 (7.52%); and (2) Laba & Company, c/o LaSalle National Bank, P.O. box 1443 Chicago, IL 60690-1443 (5.99%).

     Administrative Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).

     Investor Shares: (1) Mellon Bank, N.A., AIS PT In-Process Account, Invest PRDTS, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (44.28%); (2) Harris Trust & Savings Bank, Attn: CIF Unit 200/12, 200 West Monroe Street, Chicago, IL 60606-5015 (23.45%); and (3) First Security Bank of Utah, Attn: Money Market Desk, 5416 West Amelia Earhart Drive, PO Box 25297, Salt Lake City, UT 84125-0297 (7.32%).

     Participant Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).

Dreyfus Treasury Prime Cash Management

     Institutional Shares: (1) Allen & Co., Inc., 711 Fifth Ave., 8th Floor, New York, NY 10022-3109 (7.10%).

     Administrative Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).

     Investor Shares: (1) Saturn & Co, c/o Investors Bank & Trust Inc., Collections Securities Operations, 89 South Street, Floor Six, Boston, MA 02111-2679 (13.84%); (2) Republic Bank California NA, Investment Dept., 445 North Bedford Drive Floor Two, Beverly Hills, CA 90210-4302 (6.02%); (3) Kinco & Co, c/o Republic National Bank of NY, One Hanson Place, Brooklyn, NY 11243-2900 (10.42%); (4) Registrar and Transfer CO? LA Account, 10 Commerce Drive, Cranford, NJ 07016-3506 (10.25%); (5) VAR & Company, First Trust National Association, ITG Funds Control SPFT 0404, 180 Fifth Street East, Saint Paul, MN 55101-1631 (9.92%); (6)
     Harris Trust & Savings Bank, Attn: CIF Unit 200/12, 200 West Monroe Street, Chicago, IL 60606-5015 (7.75%); and (7) Capital Network Service, Sub #H98-1111008, One Bush Street, Floor 11, San Francisco, CA 94104-4425 (6.12%).

     Participant Shares: (1) California United Bank, Investment Services Division, 16030 Ventura Boulevard, Suite 650, Encino, CA 91436-2789 (99.99%).


Dreyfus Municipal Cash Management Plus

     Institutional Shares: (1) American National Bank & Trust, 740 Cherry Street, Chattanooga, TN 37402-1909 (13.84%); (2) Chemical Bank Corp. Trust, 450 West 33rd Street, Floor 15, New York 10001-2603 (6.02%); (3)
     Comerica Bank, Attn: Mutual Fund Operations, PO Box 650282, Dallas, TX 75265-0282 (14.78%); (4) NBD Bank NA, 1 Indiana Square Suite 914,
     Indianapolis, IN 46266 (11.52%); (5) Crestar Bank, 11 South 10th Street, Richmond, VA 23219-4001 (5.98%); (6) Comerica Bank, Attn: Fixed Income, 100 Renaissance Center, Suite Nine, Detroit, MI 48243-1006 (8.62%); and (7) Banc One Capital Corporation, 1717 Main Street, Dallas, TX 75201-4605 (5.52%).

     Administrative Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).

     Investor Shares: (1) Capital Network Service, One Bush Street, San Francisco, CA 94104-4425 (40.46%); (2) For Exclusive Benefit of Customers of FBS Investment Services Inc., 100 South Fifth Street, Suite 1300, Minneapolis, MN 55402-1210 (25.08%); (3) Crestar Bank, 11
     South 10th Street, Richmond, VA 23219-4001 (11.37%); (4) DYKE Industries, 309 Center Street, Little Rock, AR 72201-2603 (6.84%); and
     (5) Barnett Bank of Jacksonville, N.A., Attn: Investment Operations, 572-1215, P.O. Box 45147, Jacksonville, Fl 32232-5147 (5.68%).

     Participant Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%)

Dreyfus Tax Exempt Cash Management

     Institutional Shares: (1) Bank One Texas, Attn: Mutual Funds Processing, Lower Level 2, 1717 Main Street, Dallas, TX 75201-4605 (10.13%); (2) Norwest Bank Minnesota NA, (AMS) Attn: Cash Sweep Processing, 733 Marquette Ave. Floor 4, Minneapolis MN55479 (6.79%);
     (3) Central Fidelity Bank, Attn: Trust Securities Operations, Variable Note Desk, 1021 East Cary Street, Richmond, VA 23219-4000 (5.76%); and
     (4) Trussal & Co., c/o National Bank of Detroit, P.O. Box 1770, Detroit, MI 48232 (5.03%).

     Administrative Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).

     Investor Shares: (1) Mellon Bank, N.A., AIS DL In Process Account, Three Mellon Bank Center, Pittsburg, PA 15259 (24.01%); (2) Bost & Company, 3 Mellon Bank Center, Pittsburgh, PA 15259 (18.14%); (3) Saturn & Company, c/o Investors Bank & Trust Inc., Collections Securities Operations, 89 South Street Floor 6, Boston, MA 02111-2679 (13.10%); (4) Southwest Bank of Texas NA, 4295 San Felipe Street, Houston, TX 77027-2915 (9.69%); (5) Southwest Bleachers Company, P.O., Box 1, Graham, TX 76450-0001 (7.16%); and (6) Cudd & Company, Chase Manhattan Bank, PTIS Attn: Robert Gray, 1211 Avenue of the Americas, Floor 35, New York, NY 10036-8701 (6.00%).

     Participant Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).

Dreyfus New York Municipal Cash Management

     Institutional Shares: (1) Hare & Company, c/o The Bank of New York,
     Attn: Special Process Dept., One Wall Street, Floor 5, New York, NY 10286-0001 (11.24%); and (2) Hare & Company, c/o The Bank of New York,
     Attn: Short Term Investment Fund, One Wall Street, Floor 5, New York, NY 10286 (5.54%).

     Administrative Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).

     Investor Shares: (1) Ronald M. Weiss & Helene A. Weiss, JTTEN, 950 Park Avenue, New York, NY 10028-0320 (25.86%); (2) Royal Farms Inc., 2101
     Avenue X, Brooklyn, NY 11235-2910 (23.91%); (3) Midtown Electric Supply Corp., 157 West 18th Street, New York, NY 10011-4101 (18.13%); (4) CDE
     Air Conditioning Co., 321 39th Street, Brooklyn, NY 11232-2903
     (17.55%); and (4) Cowen & Company, Financial Square, New York, NY 10005-3597 (10.49%)

     Participant Shares: (1) Carolyn Lundgren, 9 Robin Hill Road, Scarsdale, NY 10583-2607 (57.50%); (2) Milton Sokol & Company, Inc., 92 Warren Street, New York, NY 10007-1004 (29.18%); and (3) William Gould & Ruth Gould JT Ten, 528 East 4th Street, Brooklyn, NY 11218-4508 (10.85%).

FINANCIAL STATEMENTS and REPORTS OF INDEPENDENT AUDITORS

     The financial statements and reports of independent auditors with respect to the Funds, which are listed below, are incorporated by reference into this Statement of Additional Information dated April 1, 1997. When requesting a copy of this Statement of Additional Information, you will receive the annual report(s) for the Fund(s) in which you are a shareholder.

Name of Fund                                 Annual Report(s)

Dreyfus Cash Management                           January 31, 1997

Dreyfus Cash Management Plus, Inc.                January 31, 1997
                                                  September 30, 1996

Dreyfus Government Cash Management                January 31, 1997

Dreyfus Treasury Cash Management                  January 31, 1997
                                                  July 31, 1996

Dreyfus Treasury Prime Cash Management            January 31, 1997
                                                  February 29, 1996

Dreyfus Municipal Cash Management Plus            January 31, 1997
                                                  December 31, 1996

Dreyfus Tax Exempt Cash Management                January 31, 1997

Dreyfus New York Municipal Cash Management        January 31, 1997
                                                  July 31, 1996